UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2018

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On November 6, 2018, Ashland Global Holdings Inc. (“Ashland”) announced preliminary fourth  quarter results, which are discussed in more detail in the news release (the “News Release”) attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1, which is incorporated herein by reference into this Item 2.02.

Item 8.01.  Other Events

On November 6, 2018, Ashland will make available the News Release and a slide presentation on the “Investor Center” section of Ashland’s website located at http://investor.ashland.com.  A copy of the slide presentation is attached to this Form 8-K as Exhibit 99.2, which is incorporated herein by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Earnings News Release dated November 6, 2018.

99.2	Slide Presentation dated November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

November 6, 2018	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

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